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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2004



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


           ILLINOIS                     0-17363                 36-3442829
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                               LIFEWAY FOODS, INC.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2004, Lifeway Foods, Inc. ("Lifeway") and Danone Foods, Inc. ("Danone") entered into an Extension of Stockholders' Agreement dated as of September 28, 2004 (the "Extension"). The Extension is an amendment to that certain Stockholders' Agreement dated as of October 1, 1999 between Lifeway, Danone, Michael Smolyansky, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky, as amended on December 24, 1999 .previously disclosed as Exhibit No.
10.11 to the Current Report on Form 8-K filed by Lifeway on October 12, 1999 (the "Stockholders Agreement"). Under the Stockholders' Agreement, Danone has the right to nominate one Lifeway director, anti-dilutive rights relating to future offerings of securities by Lifeway, limited registration rights. The Stockholders' Agreement also provides that neither Lifeway nor Danone would compete with each other for a period of five years with respect to certain dairy products (the "Noncompetition Provision") and that Danone may not own more than 20% of the outstanding common stock of Lifeway as a result of direct or indirect acquisition of shares for a period of five years (the "Standstill Provision"). Danone's interest as of the date hereof is approximately 20.4% due to reductions in Lifeway's shares outstanding, primarily due to share repurchases.

The terms of the Noncompetition and Standstill Provisions of the Stockholders' Agreement were due to expire on October 1, 2004. The Extension amends the Stockholders' Agreement to extend the terms of the Noncompetition Provision and of the Standstill Provision through October 29, 2004. During the term of the Extension, Lifeway and Danone intend to discuss the possibility of a further extension to these provisions as well as potential other amendments to the Stockholders' Agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)     Exhibits. The following exhibits are filed with this report:

            Exhibit 10.1 Extension of Stockholders' Agreement dated as of September 28, 2004 between Lifeway Foods, Inc. and Danone Foods, Inc.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 18, 2004

                                   LIFEWAY FOODS, INC.


                                   By: /s/ Julie Smolyansky
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                                       Julie Smolyansky
                                       Chief Executive Officer, Chief Financial
                                       and Accounting Officer, President,
                                       Treasurer and Director